SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                                  --------
                                  FORM 8-K


                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 16, 1998



                         FINANCIAL FEDERAL CORPORATION
             (Exact name of Registrant as specified in its charter)


         Nevada                      1-12006                 88-0244792
(State of incorporation)     (Commission file number)     (I.R.S. Employer
                                                         Identification No.)


                   400 Park Avenue, New York, New York 10022
                   (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 888-3344
             (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS

         See attached Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)  Exhibits:

              99 Press Release of Financial Federal Corporation dated April 16, 1998

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EXHIBIT INDEX


Exhibit No.       Description of Exhibit

 99               Press Release of Financial Federal Corporation dated
                  April 16, 1998

                                         3
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Financial Federal Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         FINANCIAL FEDERAL CORPORATION




                                         By:  /s/ Michael C. Palitz
                                              Executive Vice President
                                              and Treasurer





April 16, 1998
(Date)

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